SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 23, 2004

Delco Remy International, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	1-13683	35-1909253
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2902 Enterprise Drive Anderson, Indiana		46013
(Address of principal executive offices)		(Zip Code)

(765) 778-6499

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

(c) Exhibits.

99.1	Press Release dated March 23, 2004, announcing an interim decision in Mexican joint venture arbitration proceedings.

Item 9. Regulation FD Disclosure

On March 23, 2004, Delco Remy International, Inc. issued a press release announcing an interim decision in Mexican joint venture arbitration proceedings. The information contained in the Press Release filed as Exhibit 99.1 is furnished pursuant to Regulation FD.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 23, 2004	DELCO REMY INTERNATIONAL, INC.

	By:	/S/ Rajesh K. Shah
	Name:	Rajesh K. Shah
	Title:	Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Number	Exhibit
99.1	Press Release dated March 23, 2004, announcing an interim decision in Mexican joint venture arbitration proceedings.